                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 8, 2004
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                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                            0-19907              48-1109495
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(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)

224 East Douglas, Suite 700, Wichita, KS                         67202
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(Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.    Exhibits
            -----------    --------

               99.1        Second Quarter Preliminary Unaudited Earnings Release

Item 12.    Results of Operations and Financial Condition.
            ---------------------------------------------

            On July 8, 2004,  Lone Star  Steakhouse  & Saloon,  Inc., a Delaware
corporation  (the  "Company")  announced  its results for the twelve week second quarter ended June 15, 2004. A copy of the press release is furnished as Exhibit
99.1 to this report.

            The  information  furnished  pursuant to this Current Report on Form
8-K, including the exhibit hereto,  shall not be considered "filed" for purposes of Section 18 of the Securities  Exchange Act of 1934, as amended,  or otherwise subject  to the  liability  of such  section,  nor shall it be  incorporated  by reference  into future  filings by the Company under the Securities Act of 1933, as amended, or under the Securities Act of 1934, as amended,  unless the Company expressly  sets  forth in such  future  filing  that such  information  is to be considered "filed" or incorporated by reference therein.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LONE STAR STEAKHOUSE & SALOON,
                                         INC.

Dated: July 9, 2004                      By: /s/ John D. White
                                             --------------------------
                                         Name:  John D. White
                                         Title: Executive Vice President